Exhibit 10.1
Execution Version

AMENDMENT TO THE
THIRD AMENDED AND RESTATED TAX RECEIVABLE AGREEMENT

This AMENDMENT TO THE THIRD AMENDED AND RESTATED TAX RECEIVABLE AGREEMENT (this “Amendment”), dated as of April 13, 2023, is entered into by and among Brookfield Corporation (formerly known as Brookfield Asset Management Inc.), a corporation incorporated under the laws of the Province of Ontario, Oaktree New Holdings LLC, a Delaware limited liability company, Oaktree AIF Holdings II, LLC, a Delaware limited liability company, Oaktree Capital II, L.P., a Delaware series limited partnership, Oaktree Capital Management, L.P., a Delaware limited partnership, Oaktree Investment Holdings, L.P., a Delaware limited partnership, Oaktree AIF Investments, L.P., a Delaware limited partnership, Oaktree Capital Group Holdings, L.P., a Delaware limited partnership (“OCGH”), and each of the limited partners of OCGH (the “Limited Partners”). Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Third Amended Agreement (as defined below).

WHEREAS, the parties executed a Tax Receivable Agreement, dated as of May 25, 2007 (the “Original Agreement”);

WHEREAS, the Original Agreement was amended and restated in its entirety by the execution of an Amended and Restated Tax Receivable Agreement, dated as of March 28, 2008 (the “First Amended Agreement”);

WHEREAS, the First Amended Agreement was amended and restated in its entirety by the execution of a Second Amended and Restated Tax Receivable Agreement on March 29, 2012 (the “Second Amended Agreement”);

WHEREAS, the Second Amended Agreement was amended and restated in its entirety by the execution of a Third Amended and Restated Tax Receivable Agreement on September 30, 2019 (the “Third Amended Agreement”);

WHEREAS, Section 7.06 of the Third Amended Agreement provides that the Third Amended Agreement may be amended in writing by each of the Corporations, on behalf of themselves and the respective Partnerships they Control, and by Senior Executives who would be entitled to receive at least two-thirds of the Early Termination Payments payable to all Senior Executives hereunder if each of the Corporations had exercised its right of early termination on the date of the most recent Exchange prior to such amendment (excluding, for purposes of this sentence, all payments made to any Senior Executive pursuant to the Third Amended Agreement since the date of such most recent Exchange) (the “Amending Parties”), unless such amendment would have a disproportionate effect on the payment certain Limited Partners will or may receive under the Third Amended Agreement;

WHEREAS, the Amending Parties desire to amend the Third Amended Agreement in a manner that would not have a disproportionate effect on the payment certain Limited Partners will or may receive under the Third Amended Agreement; and

WHEREAS, the Amending Parties now desire to amend the Third Amended Agreement as set forth herein.

NOW, THEREFORE, the Amending Parties hereby agree as follows:
1.    Amendments to Section 1.01.
a)    The definition of “Agreed Rate” shall be amended and restated as follows:
““Agreed Rate” means the Applicable Benchmark Rate plus 110 basis points.”
b)    The following definition shall be inserted immediately after the definition of “Amending Parties”:

““Applicable Benchmark Rate” shall mean, (i) for all payments made prior to April 13, 2023 (the “Benchmark Transition Date”), LIBOR, and (ii) from and after the Benchmark Transition Date, SOFR.
c)    The definition of “Default Rate” shall be amended and restated as follows:
““Default Rate” means the Applicable Benchmark Rate plus 110 basis points.”
d)    The definition of “Early Termination Rate” shall be amended and restated as follows:
““Early Termination Rate” means the lesser of (i) 6.5% and (ii) the Applicable Benchmark Rate plus 110 basis points.”
e)    The following definitions shall be inserted immediately after the definition of “Signing Date”:
““SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.”
2.    Effect of Amendment. Except as expressly amended by this Amendment, all of the terms and provisions of the Third Amended Agreement are unchanged and remain in full force and effect as originally written. In the event of any inconsistency or conflict between the provisions of the Third Amended Agreement and this Amendment, the provisions of this Amendment shall prevail and govern. From and after the date of this Amendment, any reference to “this Agreement”, “hereto”, “hereunder” or other comparable or similar references in the Third Amended Agreement and any reference to “the Third Amended Agreement” in this Amendment shall be construed as a reference to the Third Amended Agreement as amended by this Amendment.
3.    Governing Law; Jurisdiction. This Amendment shall be construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware by residents of the State of Delaware.
4.    Counterparts. This Amendment may be executed in one or more counterparts, either in manual or in electronic copy, each of which shall be an original, with the same effect as if the signatures thereto were manually executed upon one instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BROOKFIELD CORPORATION

By: /s/Swati Mandava
Name: Swati Mandava
Title:    Managing Director, Legal and Regulatory

OAKTREE NEW HOLDINGS LLC

By: /s/ Justin Nye
Name: Justin Nye
Title:    Vice President

By: /s/ Kunal Dusad
Name: Kunal Dusad
Title:    Secretary

OAKTREE AIF HOLDINGS II, LLC

By: /s/ Justin Nye
Name: Justin Nye
Title:    Vice President

By: /s/ Kunal Dusad
Name: Kunal Dusad
Title:    Secretary

OAKTREE CAPITAL II, L.P.

By: /s/ Richard Ting
Name: Richard Ting
Title:    Managing Director, Associate General
Counsel and Assistant Secretary

By: /s/ Jeffrey Joseph
Name: Jeffrey Joseph
Title:    Managing Director

OAKTREE CAPITAL MANAGEMENT, L.P.

By: /s/ Richard Ting
Name: Richard Ting
Title:    Managing Director, Associate General
Counsel and Assistant Secretary

By: /s/ Jeffrey Joseph
Name: Jeffrey Joseph
Title:    Managing Director

OAKTREE INVESTMENT HOLDINGS, L.P.

By: /s/ Richard Ting
Name: Richard Ting
Title:     Managing Director, Associate General
Counsel and Assistant Secretary

By: /s/ Jeffrey Joseph
Name: Jeffrey Joseph
Title:    Managing Director

OAKTREE AIF INVESTMENTS, L.P.

By: /s/ Richard Ting
Name: Richard Ting
Title:    Managing Director, Associate General
Counsel and Assistant Secretary

By: /s/ Jeffrey Joseph
Name: Jeffrey Joseph
Title:    Managing Director

OAKTREE CAPITAL GROUP HOLDINGS, L.P., for itself and as attorney-in-fact for all the limited partners of OCGH
By: OAKTREE CAPITAL GROUP HOLDINGS GP, LLC, its General partner

By: /s/ Richard Ting
Name: Richard Ting
Title:    Managing Director, Associate General
Counsel and Assistant Secretary

By: /s/ Jeffrey Joseph
Name: Jeffrey Joseph
Title:    Managing Director